Putnam Research Fund
The fund's portfolio
10/31/19 (Unaudited)

COMMON STOCKS (96.5%)(a)
	Shares	Value
Aerospace and defense (2.4%)
Boeing Co. (The)	4,238	$1,440,539
General Dynamics Corp.	8,418	1,488,302
Northrop Grumman Corp.	3,685	1,298,889
Raytheon Co.	6,891	1,462,339
TransDigm Group, Inc.	1,564	823,102
United Technologies Corp.	11,054	1,587,133

		8,100,304
Airlines (0.3%)
Air Canada (Canada)(NON)	26,534	944,837

		944,837
Automobiles (1.1%)
General Motors Co.	103,947	3,862,670

		3,862,670
Banks (5.9%)
Bank of America Corp.	199,376	6,234,488
Citigroup, Inc.	80,207	5,763,675
JPMorgan Chase & Co.	29,613	3,699,256
PNC Financial Services Group, Inc. (The)	19,780	2,901,726
Wells Fargo & Co.	35,878	1,852,381

		20,451,526
Beverages (2.1%)
Coca-Cola Co. (The)	107,568	5,854,926
PepsiCo, Inc.	9,388	1,287,752

		7,142,678
Biotechnology (2.5%)
AbbVie, Inc.	28,872	2,296,768
Amgen, Inc.	10,846	2,312,910
Biogen, Inc.(NON)	2,008	599,810
Gilead Sciences, Inc.	11,687	744,579
Medicines Co. (The)(NON)(S)	25,723	1,350,200
Vertex Pharmaceuticals, Inc.(NON)	5,764	1,126,747

		8,431,014
Building products (1.0%)
Fortune Brands Home & Security, Inc.	36,598	2,197,710
Johnson Controls International PLC	29,868	1,294,180

		3,491,890
Capital markets (4.1%)
Apollo Global Management, Inc.	33,656	1,385,281
BlackRock, Inc.	4,304	1,987,157
E*Trade Financial Corp.	43,507	1,818,158
EQT AB (Sweden)(NON)	20,312	194,880
Goldman Sachs Group, Inc. (The)	16,891	3,604,202
Intercontinental Exchange, Inc.	16,384	1,545,339
KKR & Co., Inc. Class A	46,809	1,349,503
Quilter PLC (United Kingdom)	118,653	210,776
Raymond James Financial, Inc.	18,394	1,535,715
Tradeweb Markets, Inc. Class A	9,817	409,860

		14,040,871
Chemicals (1.8%)
Albemarle Corp.	1,335	81,088
Dow, Inc.	18,013	909,476
DuPont de Nemours, Inc.	8,382	552,458
Eastman Chemical Co.	4,808	365,600
Ecolab, Inc.	2,635	506,104
Linde PLC	8,371	1,660,388
Sherwin-Williams Co. (The)	3,705	2,120,446

		6,195,560
Commercial services and supplies (0.2%)
Waste Connections, Inc.	6,319	583,876

		583,876
Construction materials (0.1%)
Summit Materials, Inc. Class A(NON)	13,194	302,538

		302,538
Consumer finance (0.1%)
Oportun Financial Corp. (acquired 6/23/15, cost $695,198) (Private)(NON)(F)(RES)	24,366	353,502

		353,502
Containers and packaging (0.5%)
Avery Dennison Corp.	3,842	491,238
Ball Corp.	11,248	787,023
Packaging Corp. of America	4,593	502,750

		1,781,011
Diversified telecommunication services (0.7%)
AT&T, Inc.	59,350	2,284,382

		2,284,382
Electric utilities (2.0%)
American Electric Power Co., Inc.	40,589	3,831,196
Exelon Corp.	6,557	298,278
NextEra Energy, Inc.	11,105	2,646,766

		6,776,240
Electrical equipment (0.8%)
Eaton Corp. PLC	32,318	2,815,221

		2,815,221
Entertainment (4.2%)
Activision Blizzard, Inc.	106,462	5,965,066
DouYu International Holdings, Ltd. ADR (China)(NON)(S)	111,206	864,071
Netflix, Inc.(NON)	10,854	3,119,548
Walt Disney Co. (The)	21,246	2,760,280
World Wrestling Entertainment, Inc. Class A(S)	28,544	1,599,606

		14,308,571
Equity real estate investment trusts (REITs) (1.7%)
Gaming and Leisure Properties, Inc.(R)	77,600	3,131,936
SBA Communications Corp.(R)	11,485	2,763,865

		5,895,801
Food and staples retail (2.0%)
BJ's Wholesale Club Holdings, Inc.(NON)	26,383	704,426
Costco Wholesale Corp.	5,303	1,575,574
Walmart, Inc.	37,733	4,424,572

		6,704,572
Food products (1.3%)
Hershey Co. (The)	10,745	1,578,118
Kellogg Co.	7,270	461,863
McCormick & Co., Inc. (non-voting shares)	8,558	1,375,185
Tyson Foods, Inc. Class A	13,631	1,128,510

		4,543,676
Health-care equipment and supplies (3.6%)
Abbott Laboratories	32,995	2,758,712
Baxter International, Inc.	10,002	767,153
Becton Dickinson and Co.	5,355	1,370,880
Boston Scientific Corp.(NON)	45,903	1,914,155
Cooper Cos., Inc. (The)	2,151	625,941
Danaher Corp.	16,342	2,252,254
Edwards Lifesciences Corp.(NON)	4,550	1,084,629
Intuitive Surgical, Inc.(NON)	439	242,745
Medtronic PLC	13,773	1,499,880

		12,516,349
Health-care providers and services (2.5%)
Cigna Corp.	24,680	4,404,393
CVS Health Corp.	11,868	787,917
McKesson Corp.	2,325	309,225
UnitedHealth Group, Inc.	11,530	2,913,631

		8,415,166
Hotels, restaurants, and leisure (2.0%)
Aramark	15,527	679,462
Chipotle Mexican Grill, Inc.(NON)	2,018	1,570,327
Hilton Worldwide Holdings, Inc.	18,416	1,785,615
Wynn Resorts, Ltd.	13,258	1,608,726
Yum China Holdings, Inc. (China)	29,850	1,268,625

		6,912,755
Household products (2.0%)
Procter & Gamble Co. (The)	55,608	6,923,752

		6,923,752
Independent power and renewable electricity producers (0.9%)
NRG Energy, Inc.	74,655	2,995,158

		2,995,158
Industrial conglomerates (1.9%)
3M Co.	4,777	788,157
General Electric Co.	102,115	1,019,108
Honeywell International, Inc.	21,060	3,637,694
Roper Technologies, Inc.	2,850	960,336

		6,405,295
Insurance (3.2%)
American International Group, Inc.	65,533	3,470,627
Assured Guaranty, Ltd.	91,493	4,292,852
AXA SA (France)	22,959	606,771
Prudential PLC (United Kingdom)	153,922	2,696,830

		11,067,080
Interactive media and services (5.3%)
Alphabet, Inc. Class A(NON)	9,294	11,699,287
Facebook, Inc. Class A(NON)	36,156	6,929,297

		18,628,584
Internet and direct marketing retail (3.8%)
Amazon.com, Inc.(NON)	5,848	10,389,908
Booking Holdings, Inc.(NON)	1,270	2,601,938

		12,991,846
IT Services (4.8%)
Fidelity National Information Services, Inc.	34,543	4,551,386
Fiserv, Inc.(NON)	27,592	2,928,615
Mastercard, Inc. Class A	15,476	4,283,912
Visa, Inc. Class A	26,501	4,739,969

		16,503,882
Leisure products (0.3%)
Hasbro, Inc.	10,906	1,061,263

		1,061,263
Life sciences tools and services (0.6%)
Thermo Fisher Scientific, Inc.	6,860	2,071,583

		2,071,583
Machinery (0.7%)
Deere & Co.	5,838	1,016,629
Stanley Black & Decker, Inc.	8,029	1,215,029

		2,231,658
Media (1.1%)
Charter Communications, Inc. Class A(NON)	8,031	3,757,384

		3,757,384
Metals and mining (0.9%)
Anglo American PLC (United Kingdom)	48,114	1,236,855
Freeport-McMoRan, Inc. (Indonesia)	180,549	1,772,991

		3,009,846
Multi-utilities (0.9%)
Ameren Corp.	19,539	1,518,180
Dominion Energy, Inc.	20,555	1,696,815

		3,214,995
Oil, gas, and consumable fuels (3.8%)
BP PLC (United Kingdom)	667,967	4,244,394
Cairn Energy PLC (United Kingdom)(NON)	370,239	854,431
Cenovus Energy, Inc. (Canada)	440,060	3,748,746
Encana Corp. (Canada)	212,104	830,959
Enterprise Products Partners LP	94,354	2,456,035
Kosmos energy, Ltd.	169,990	1,053,938

		13,188,503
Pharmaceuticals (4.2%)
Allergan PLC	5,149	906,790
Bristol-Myers Squibb Co.	16,882	968,520
Eli Lilly & Co.	12,186	1,388,595
Johnson & Johnson	27,901	3,684,048
Merck & Co., Inc.	45,579	3,949,876
Pfizer, Inc.	60,847	2,334,699
Zoetis, Inc.	8,440	1,079,645

		14,312,173
Professional services (0.2%)
CoStar Group, Inc.(NON)	1,130	620,958

		620,958
Road and rail (1.1%)
Norfolk Southern Corp.	7,670	1,395,940
Union Pacific Corp.	15,164	2,509,035

		3,904,975
Semiconductors and semiconductor equipment (3.7%)
Cree, Inc.(NON)	34,745	1,658,379
NXP Semiconductors NV	42,282	4,806,618
ON Semiconductor Corp.(NON)	143,590	2,929,236
Texas Instruments, Inc.	28,278	3,336,521

		12,730,754
Software (6.8%)
Adobe, Inc.(NON)	11,868	3,298,473
Dassault Systemes SA (France)	11,223	1,707,212
Microsoft Corp.	107,752	15,448,402
Salesforce.com, Inc.(NON)	19,053	2,981,604

		23,435,691
Specialty retail (3.0%)
Advance Auto Parts, Inc.	3,648	592,727
Burlington Stores, Inc.(NON)	2,263	434,881
CarMax, Inc.(NON)	15,801	1,472,179
Home Depot, Inc. (The)	25,954	6,088,289
TJX Cos., Inc. (The)	22,831	1,316,207
Ulta Beauty, Inc.(NON)	1,327	309,390

		10,213,673
Technology hardware, storage, and peripherals (2.9%)
Apple, Inc.	39,595	9,849,652

		9,849,652
Textiles, apparel, and luxury goods (0.8%)
Levi Strauss & Co. Class A	41,001	730,638
NIKE, Inc. Class B	22,672	2,030,278

		2,760,916
Trading companies and distributors (0.7%)
Fastenal Co.	13,749	494,139
United Rentals, Inc.(NON)	8,198	1,095,007
Yellow Cake PLC 144A (United Kingdom)(NON)	342,194	826,611

		2,415,757

Total common stocks (cost $276,396,286)		$331,150,388

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 1.50%, 3/31/23(i)	$104,000	$104,067

Total U.S. treasury obligations (cost $104,067)		$104,067

SHORT-TERM INVESTMENTS (4.2%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.07%(AFF)	Shares	2,966,350	$2,966,350
Putnam Short Term Investment Fund 1.98%(AFF)	Shares	10,682,237	10,682,237
U.S. Treasury Bills 1.637%, 4/9/20(SEGSF)		$273,002	271,154
U.S. Treasury Bills 1.889%, 3/12/20(SEG)(SEGSF)		233,001	231,691
U.S. Treasury Bills 1.625%, 4/16/20(SEGSF)		90,000	89,362
U.S. Treasury Bills 1.747%, 12/12/19(SEG)(SEGSF)		88,001	87,852
U.S. Treasury Bills 1.636%, 4/2/20(SEGSF)		72,001	71,536

Total short-term investments (cost $14,399,753)			$14,400,182
TOTAL INVESTMENTS

Total investments (cost $290,900,106)			$345,654,637

	FORWARD CURRENCY CONTRACTS at 10/31/19 (aggregate face value $18,935,491) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/18/19	$5,487,869	$5,175,514	$(312,355)
		Canadian Dollar	Sell	1/15/20	1,366,461	1,357,069	(9,392)
	Barclays Bank PLC
		British Pound	Sell	12/18/19	3,746,146	3,538,382	(207,764)
		Canadian Dollar	Sell	1/15/20	340,514	338,159	(2,355)
	Citibank, N.A.
		Canadian Dollar	Sell	1/15/20	943,914	937,534	(6,380)
		Euro	Sell	12/18/19	1,605,006	1,585,458	(19,548)
	Goldman Sachs International
		British Pound	Sell	12/18/19	410,199	386,877	(23,322)
		Canadian Dollar	Sell	1/15/20	60,613	60,208	(405)
	HSBC Bank USA, National Association
		Chinese Yuan (Offshore)	Sell	11/20/19	1,300,715	1,336,273	35,558
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	1/15/20	2,370,533	2,354,300	(16,233)
		Chinese Yuan (Offshore)	Sell	11/20/19	1,094,469	1,106,041	11,572
	State Street Bank and Trust Co.
		Canadian Dollar	Sell	1/15/20	762,681	757,568	(5,113)
		Israeli Shekel	Buy	1/15/20	2,079	2,108	(29)

	Unrealized appreciation						47,130

	Unrealized (depreciation)						(602,896)

	Total						$(555,766)
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/19 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	35	$5,315,730	$5,312,650	Dec-19	$113,274

Unrealized appreciation					113,274

Unrealized (depreciation)					—

Total					$113,274

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$3,063,254	$3,143,012	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$(78,160)

Upfront premium received		—	Unrealized appreciation			—

Upfront premium (paid)		—	Unrealized (depreciation)			(78,160)

Total		$—			Total	$(78,160)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OTC	Over-the-counter
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2019 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $342,990,009.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $353,502, or 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/19
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$1,386,200	$5,447,100	$3,866,950	$9,264	$2,966,350
	Putnam Short Term Investment Fund**	791,779	21,908,463	12,018,005	34,210	10,682,237

	Total Short-term investments	$2,177,979	$27,355,563	$15,884,955	$43,474	$13,648,587
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $2,966,350, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $2,663,889.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $202,027.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $543,314.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $601,877 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $669,484 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $543,314 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$38,978,921	$—	$—
Consumer discretionary	37,803,123	—	—
Consumer staples	25,314,678	—	—
Energy	8,089,678	5,098,825	—
Financials	42,045,100	3,514,377	353,502
Health care	45,746,285	—	—
Industrials	30,688,160	826,611	—
Information technology	60,812,767	1,707,212	—
Materials	10,052,100	1,236,855	—
Real estate	5,895,801	—	—
Utilities	12,986,393	—	—

Total common stocks	318,413,006	12,383,880	353,502
U.S. treasury obligations	—	104,067	—
Short-term investments	10,682,237	3,717,945	—

Totals by level	$329,095,243	$16,205,892	$353,502
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(555,766)	$—
Futures contracts	113,274	—	—
Total return swap contracts	—	(78,160)	—

Totals by level	$113,274	$(633,926)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	30
Forward currency contracts (contract amount)	$23,400,000
OTC total return swap contracts (notional)	$3,100,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com